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Exhibit 10.2

AMENDMENT #13 TO CONTRACT NO. 0654 BETWEEN GEORGIA DEPARTMENT OF COMMUNITY HEALTH AND WELLCARE OF GEORGIA, INC.

    This Amendment is between the Georgia Department of Community Health (hereinafter referred to as "DCH" or the "Department") and WellCare of Georgia, Inc. (hereinafter referred to as "Contractor") and is made effective upon the date signed by the DCH Commissioner (hereinafter referred to as the "Effective Date").   Other than the changes, modifications and additions specifically articulated in this Amendment #13 to Contract #0654, RFP #41900-001-0000000027, the original Contract shall remain in effect and binding on and against DCH and Contractor. Unless expressly modified or  added in  this  Amendment  #13,  the  terms  and conditions of the original Contract are expressly incorporated into this Amendment #13 as if  completely restated herein.

    WHEREAS, DCH and Contractor executed a contract for the provision of services to members of the Georgia Families Program;

    WHEREAS, DCH pays Contractor a per member per month capitation rate for each Georgia Families member enrolled in the Contractor's plan;

    WHEREAS,  DCH and Contractor have agreed to revise the capitation rates payable to Contractor for State Fiscal Year (SFY) 2012 subject to the approval of the Centers for Medicare and Medicaid Services (hereinafter referred to as "CMS"); and

    WHEREAS, pursuant to Section 32.0, Amendments in Writing, DCH and Contractor desire to amend the above-referenced Contract by adding additional funding as set forth below.

    NOW THEREFORE, for ·and in consideration of the mutual promises of the Parties, the terms, provisions and conditions of this Amendment and other good and valuable consideration, the sufficiency of which is hereby acknowledged, DCH and Contractor hereby agree as follows:

I.
Upon DCH's receipt of written notice from CMS indicating that agency's approval of the revised capitation rates, to be effective for SFY 2012 (July 1, 2011 to June 30, 2012), the parties shall delete the current Attachment H, Capitation Payment, in its entirety and replace it with the new Attachment H, Capitation Payment, contained at Exhibit 1 to this Amendment.   In the event CMS disapproves revision of the capitation rates as described herein, this amendment shall have no effect.  DCH shall notify Contractor in writing upon receipt of the CMS decision regarding the revision of the capitation rates.

II.
DCH  and  Conti.-actor  agree  that  they have  assumed  an  obligation  to  perform  the covenants,  agreements,  duties  and  obligations  of  the  Contract,  as  modified  and amended herein, and agree to abide by all the provisions, terms and conditions contained in the Contract as modified and amended.

Amendment #13 Contract #0654 WellCare of Georgia, Inc.	.1

III.
This Amendment shall be binding and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns. Whenever the provisions of this Amendment and the Contract are in conflict, the provisions of this Amendment shall take precedence and control.

IV.
It  is  understood by  the  Parties  hereto  that, if  any part,  term,  or  prov1s10n  of  this Amendment or this entire Amendment is held to be illegal or in conflict with any law of this State, then DCH, at its sole option, may enforce the remaining unaffected portions or provisions of this Amendment or of the Contract and the rights and obligations of the parties shall be construed and enforced as if the Contract or Amendment did not contain the particular part, term or provision held to be invalid.

V.	This Amendment shall become effective as stated herein and shall remain effective for so long as the Contract is in effect.

VI.	This Amendment shall be construed in accordance with the laws of the State of Georgia.

VII.	All other terms and conditions contained in the Contract and any amendment thereto, not amended by this Amendment, shall remain in full force and effect.

SIGNATURES ON THE FOLLOWING PAGE

Amendment #13 Contract #0654 WellCare of Georgia, Inc.	.2

SIGNATURE PAGE

INWITNESS WHEREOF, DCH and Contractor, through their authorized officers and agents, have caused this Amendment to be executed on their behalf as of the date indicated.

GEORGIA DEPARTMENT OF COMMUNITY HEALTH

/s/ David A. Cook	11/22/11
David A. Cook, Commissioner	Date

/s/ Jerry Dubberly	11/17/11
Jerry Dubberly, Chief-Medicaid Division Chief	Date

WELLCARE OF GEORGIA, INC.

BY:	/s/ David J. McNichols	11/02/2011
	Signature	Date

David J. McNichols
Print/Type Name

President
*Title

*Must be President, Vice President, CEO or Other Officer Authorized by Corporate Resolution to Execute on
Behalf of and Bind the Corporation to a Contract                                                                                   ·

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EXHIBIT 1
CONFIDENTIAL- NOT FOR CIRCULATION

ATTACHMENT H

Attachment H is a table displaying the contracted rates by rate cell for each contracted region.  These rates will be the basis for calculating capitation payments in each contracted Region for SFY 2012.

(The table is displayed on the following page.)

*(THE FOLLOWING TWO PAGES OF A TABLE OF THE CAPITATION RATES PAYABLE TO WELLCARE OF GEORGIA, INC. WITH RESPECT TO MEMEBERS ENROLLED IN ITS MEDICAID PLAN.  THEY HAVE BEEN OMMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION)*

Amendment #13 Contract #0654 WellCare of Georgia, Inc.	.4

(OMITTED)

(OMITTED)